Exhibit 10.2

Execution Version

JOINDER TO

SENIOR SECURED TERM LOAN CREDIT AGREEMENT

This JOINDER TO SENIOR SECURED TERM LOAN CREDIT AGREEMENT, dated as of March 1, 2022 (this “Joinder”), is made by and among U.S. Well Services, LLC, a Delaware limited liability company (the “Borrower”), U.S. Well Services, Inc., a Delaware corporation (the “Parent”), USWS Fleet 10, LLC, a Delaware limited liability company (“USWS Fleet 10”), USWS Fleet 11, LLC, a Delaware limited liability company (“USWS Fleet 11”, together with USWS Fleet 10, the “Subsidiary Guarantors”), USWS Holdings LLC, a Delaware limited liability company (the “Holdings”, together with the Parent, the Borrower and the Subsidiary Guarantors, the “Loan Parties” and each a “Loan Party”), CLMG Corp., as Administrative Agent (the “Administrative Agent”), CLMG Corp., as Term Loan Collateral Agent (the “Collateral Agent”, and together with the Administrative Agent, the “Agents”), THRC Holdings, LP, David Matlin, and Peter Schoels, and is made with reference to the Credit Agreement (as defined below). Capitalized terms used herein without definition shall have the meaning assigned to such terms in the Credit Agreement.

RECITALS:

WHEREAS, reference is made to the Senior Secured Term Loan Credit Agreement, dated as of May 7, 2019, among the Parent, Holdings, the Borrower, the Subsidiary Guarantors, the lenders party thereto (the “Lenders”), and CLMG CORP., as Administrative Agent and Term Loan Collateral Agent (as amended by the First Technical Supplemental Amendment thereto dated June 14, 2019, the Second Amendment thereto dated April 1, 2020, the Third Amendment thereto dated July 30, 2020, the Fourth Amendment thereto dated November 12, 2020, the Consent and Fifth Amendment thereto dated June 24, 2021, the Consent and Sixth Amendment thereto dated February 28, 2022, and as may be further amended, supplemented, amended and restated or otherwise modified from time to time prior to the Sixth Amendment Effective Date, the “Credit Agreement”);

WHEREAS, immediately prior to the effectiveness of this Joinder, on the Sixth Amendment Effective Date, all transactions contemplated by the Sixth Amendment were consummated, and Crestview III USWS Holdings 2, L.P., as the initial Term Loan C Lender, made a Term C Loan to Borrower in the original principal amount of $10,000,000, subject in all respects to the Credit Agreement, Agreement Among Lenders, Term Loan C Side Letter and other Loan Documents;

WHEREAS, in accordance with Section 2.01(c), Borrower has requested that an Incremental Term Loan C Facility in the amount of $11,500,000 be added to the Term Loan C Facility, and that, in connection therewith, each of THRC Holdings, LP, David Matlin, and Peter Schoels (the “New Term Loan C Lenders”) join as a Term Loan C Lender under the Credit Agreement; and

WHEREAS, the New Term Loan C Lenders desire to join the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

AGREEMENT:

SECTION 1. INCREMENTAL TERM LOAN C FACILITY.

In accordance with Section 2.01(c) of the Credit Agreement, Borrower hereby requests that an Incremental Term Loan C Facility in the amount of $11,500,000 be added to the Term Loan C Facility. Each of the New Term Loan C Lenders, severally, agrees to make a Term C Loan under the Incremental Term Loan C Facility on the Joinder Effective Date, and its Term Loan C Commitment amount is set forth on its signature page to this Joinder.

SECTION 2. JOINDER; TERM C LOAN COMMITMENT.

(a) Each of the New Term Loan C Lenders hereby joins, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder, and under each and every other Loan Document to which any Lender is required to be bound, in each case to the same extent as if such New Term Loan C Lender were an original signatory to the Credit Agreement. Each of the New Term Loan C Lenders hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto.

(b) Each of the New Term Loan C Lenders hereby agrees to comply with and be bound by the terms and conditions of the Agreement Among Lenders as a Last Out Lender (such term is used as defined in the Agreement Among Lenders), to the same as if such New Term Loan C Lender were an original signatory to the Agreement Among Lenders. Each of the New Term Loan C Lenders hereby agrees, severally, to comply with and be bound by the terms and conditions of the Term Loan C Side Letter, to the same as if such New Term Loan C Lender were an original signatory to the Term Loan C Side Letter. The Administrative Agent acknowledges that the Agreement Among Lenders and Term Loan C Side Letter are supplemented to include each of the New Term Loan C Lenders as a party thereto.

(c) Each of the New Term Loan Lenders represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Joinder and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) from and after the Joinder Effective Date, it shall be bound by the provisions of the Credit Agreement as a Term Loan C Lender thereunder and shall have the obligations of a Term Loan C Lender thereunder, and (iii) it has received a copy of the Credit Agreement, the Agreement Among Lenders, the Term Loan C Side Letter, together with copies of the most recent financial statements delivered pursuant thereto, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder and it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender.

SECTION 3. CONDITIONS TO EFFECTIVENESS.

This Joinder shall become effective on and as of the first date (the “Joinder Effective Date”) on which the Administrative Agent determines in its sole and absolute discretion that the following conditions precedent have been satisfied:

(a) the Administrative Agent shall have received on or before the Joinder Effective Date, duly executed copies of this Joinder by each party hereto (which may include a copy transmitted by PDF or other electronic method);

(b) the Administrative Agent shall have received on or before the Joinder Effective Date, duly executed copies of the Additional Holder Acknowledgment to the Agreement Among Lenders, executed by the New Term Loan C Lenders (which may include a copy transmitted by PDF or other electronic method);

Joinder to Senior Secured Term Loan Credit Agreement dated March 1, 2022 by and among U.S. Well Services, LLC,

U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC, and USWS Holdings LLC and

CLMG Corp., as Administrative Agent and Term Loan Collateral Agent, and THRC Holdings, LP

(c) the Administrative Agent shall have received on or before the Joinder Effective Date, duly executed copy of the Joinder to Term Loan C Side Letter, executed by the New Term Loan C Lenders and acknowledged by Loan Parties, the Term Loan C Lenders and the warrant holders party thereto (which may include a copy transmitted by PDF or other electronic method);

(d) each of the New Term Loan C Lenders shall have received on or before the Joinder Effective Date, a Term Loan C Note, duly executed and delivered by the Borrower and payable to the order of such New Term Loan C Lender;

(e) a certificate in substantially the form of Exhibit E of the Credit Agreement, attesting to the Solvency of the Parent and its Subsidiaries on a Consolidated basis after giving effect to the Joinder and the transactions contemplated thereby, from its chief financial officer;

(f) immediately prior to and after giving effect to this Joinder, all representations and warranties of each Loan Party contained in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date of this Joinder and the Joinder Effective Date as if made on and as of such date (or if stated to have been made at an earlier date, were true and correct in all material respects as of such earlier date) (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, in which case, it shall be true and correct in all respects);

(g) after giving effect to this Joinder, no Default or Event of Default has occurred and is continuing;

(h) except for any Governmental Authorizations required in connection with the Lenders’ exercise of remedies under the Loan Documents, all Governmental Authorizations and third party consents and approvals necessary in connection with the Loan Documents and the transactions contemplated thereby shall have been obtained and shall be or remain in effect as of the Joinder Effective Date;

(i) there shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or threatened in writing before any Governmental Authority that (i) other than as set forth on Schedule IV of the Credit Agreement, could reasonably be expected to have a Material Adverse Effect or materially impair or interfere with the operations of any Loan Party or (ii) purports to affect the legality, validity or enforceability of any Loan Document or the consummation of the transactions contemplated hereby;

(j) Each New Term Loan C Lender shall have received a duly executed copy of that certain Warrant Agreement, dated as of the date hereof (the “Warrant Agreement”), in a form and substance reasonably satisfactory to such New Term Loan C Lender, pursuant to which the following Warrants (as defined in the Warrant Agreement) will be issued: 6,976,744 Warrants to THRC Holdings, LP; 697,674 to David Matlin; and 348,837 to Peter Schoels.

(k) the Administrative Agent shall have received a duly executed copy of that certain amendment to Registration Rights Agreement, in a form and substance reasonably satisfactory to the Administrative Agent, relating to the Registrable Securities (as defined therein); and

(l) the Administrative Agent shall have received such other statements, certificates, documents, approvals and legal opinions as it shall reasonably request.

Joinder to Senior Secured Term Loan Credit Agreement dated March 1, 2022 by and among U.S. Well Services, LLC,

U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC, and USWS Holdings LLC and

CLMG Corp., as Administrative Agent and Term Loan Collateral Agent, and THRC Holdings, LP

SECTION 4. REPRESENTATION AND WARRANTY.

Each Loan Party hereby represents and warrants to the Administrative Agent, Collateral Agent, and the New Term Loan C Lenders that (i) after giving effect to this Joinder all representations and warranties of each Loan Party contained in Article IV of the Credit Agreement are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, in which case, it shall be true and correct in all respects) on and as of the date of this Joinder as if made on and as of the date of this Joinder (or if stated to have been made at an earlier date, were true and correct in all material respects as of such earlier date); and (iii) as of the Joinder Effective Date, no Default or Event of Default has occurred and is continuing.

SECTION 5. EFFECT ON AND RATIFICATION OF LOAN DOCUMENTS.

(a)

Ratification of Transaction Documents. The Credit Agreement, Loan Documents and all related ancillary and collateral documentation shall remain in full force and effect and are hereby ratified, reaffirmed, and confirmed. In addition, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and other Loan Documents, and all rights of the Lenders and the Administrative Agent, shall remain in full force and effect, and all of the Obligation remains in full force and effect. Each of the Borrower and the other Loan Parties hereby confirms that no such party has any right of setoff, recoupment or other offset with respect to any of the Obligation.

(b)

Ratification of Term Loan Collateral Documents. Each of the Loan Parties party to the Term Loan Collateral Documents and the other Loan Documents (i) acknowledges and agrees that all of its pledges, grants of security interests and Liens and other obligations under the Term Loan Collateral Documents and the other Loan Documents to which it is a party are reaffirmed, and remain in full force and effect on a continuous basis, (ii) reaffirms (x) each Lien granted by it to the Administrative Agent and/or Collateral Agent for the benefit of the Secured Parties and (y) the guaranties made by it pursuant to the Loan Documents and such Liens and guaranties are, and shall remain in full force and effect on and after the Joinder Effective Date, and (iii) acknowledges and agrees that the grants of security interests and Liens by and the guaranties of the Loan Parties contained in the Term Loan Collateral Documents are, and shall remain, in full force and effect on and after the Joinder Effective Date.

(c)

No Other Amendment or Waiver. Except as specifically set forth herein, the execution, delivery and performance of this Joinder shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under the Loan Documents. The waivers contained herein are each limited to the specific provisions and circumstances described and shall not be deemed to prejudice any rights not specifically addressed herein which any Agent or any Lender may now have or may have in the future under any Loan Document.

(d)	Loan Documents. This Joinder shall be a Loan Document under the Credit Agreement.

Joinder to Senior Secured Term Loan Credit Agreement dated March 1, 2022 by and among U.S. Well Services, LLC,

U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC, and USWS Holdings LLC and

CLMG Corp., as Administrative Agent and Term Loan Collateral Agent, and THRC Holdings, LP

SECTION 6. RELEASE.

AS A MATERIAL INDUCEMENT TO THE LENDERS, THE COLLATERAL AGENT AND THE ADMINISTRATIVE AGENT TO ENTER INTO THIS JOINDER, THE BORROWER AND EACH BORROWER-AFFILIATED SIGNATORY TO THIS JOINDER, ON BEHALF OF ITSELF AND ITS OWNERS, SUCCESSORS, ASSIGNS, AFFILIATES AND LEGAL REPRESENTATIVES WHETHER OR NOT A PARTY HERETO (THE BORROWER, EACH SUCH BORROWER-AFFILIATED SIGNATORY TO THIS JOINDER, SUCH OWNERS, SUCCESSORS, ASSIGNS, AFFILIATES AND LEGAL REPRESENTATIVES BEING REFERRED TO HEREIN COLLECTIVELY AND INDIVIDUALLY, AS “OBLIGORS, ET AL.”), AUTOMATICALLY, AND WITHOUT FURTHER ACTION BY ANY PERSON, HEREBY FULLY, FINALLY AND COMPLETELY RELEASE AND FOREVER DISCHARGE EACH LENDER, COLLATERAL AGENT AND ADMINISTRATIVE AGENT, AND THEIR RESPECTIVE SUCCESSORS, ASSIGNS, AFFILIATES, SUBSIDIARIES, PARENTS, OFFICERS, SHAREHOLDERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, PAST, PRESENT AND FUTURE, AND THEIR RESPECTIVE HEIRS, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY AND INDIVIDUALLY, “LENDER, ET AL.”) OF AND FROM ANY AND ALL CLAIMS, CONTROVERSIES, DISPUTES, LIABILITIES, OBLIGATIONS, DEMANDS, DAMAGES, EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES), DEBTS, LIENS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY NATURE WHATSOEVER RELATING TO THE FACILITIES AND/OR THE LOAN DOCUMENTS, AND WAIVE AND RELEASE ANY DEFENSE, RIGHT OF COUNTERCLAIM, RIGHT OF SET-OFF OR DEDUCTION TO THE PAYMENT OF THE OBLIGATIONS WHICH OBLIGORS, ET AL. NOW HAVE OR MAY CLAIM TO HAVE AGAINST ANY LENDER, ET AL., IN EACH CASE ARISING OUT OF, CONNECTED WITH OR RELATING TO ANY AND ALL ACTS, OMISSIONS OR EVENTS OCCURRING PRIOR TO OR IN CONNECTION WITH THE EXECUTION OF THIS JOINDER.

SECTION 7. INDEMNIFICATION.

WITHOUT LIMITING ANY OF THE AGENT’S OR LENDERS’ RIGHTS, OR THE LOAN PARTIES’ OBLIGATIONS, UNDER SECTION 9.04 OF THE CREDIT AGREEMENT (WHICH THE BORROWER AND THE OTHER LOAN PARTIES HEREBY RATIFY, REITERATE AND RECONFIRM), THE LOAN PARTIES HEREBY AGREE TO INDEMNIFY, DEFEND AND SAVE AND HOLD HARMLESS EACH AGENT, EACH LENDER, EACH OF THEIR AFFILIATES AND THE RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, TRUSTEES, AGENTS AND ADVISORS OF EACH OF THE FOREGOING (EACH, AN “INDEMNIFIED PARTY”) FROM AND AGAINST, AND SHALL PAY ON DEMAND, ANY AND ALL CLAIMS, DAMAGES, LOSSES, LIABILITIES AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE FEES AND EXPENSES OF COUNSEL) THAT MAY BE INCURRED BY OR ASSERTED OR AWARDED AGAINST ANY INDEMNIFIED PARTY, IN EACH CASE ARISING OUT OF OR IN CONNECTION WITH OR BY REASON OF (INCLUDING, WITHOUT LIMITATION, IN CONNECTION WITH ANY INVESTIGATION, LITIGATION OR PROCEEDING OR PREPARATION OF A DEFENSE IN CONNECTION THEREWITH) THIS JOINDER, AND/ OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

SECTION 8. LIMITATION ON LIABILITY.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND NOTWITHSTANDING ANY OTHER PROVISION OF THIS JOINDER OR THE OTHER LOAN DOCUMENTS: (A) NONE OF THE ADMINISTRATIVE AGENT, THE LENDERS OR ANY INDEMNIFIED PARTY SHALL BE LIABLE TO ANY PARTY FOR ANY INDIRECT, SPECIAL, PUNITIVE OR

Joinder to Senior Secured Term Loan Credit Agreement dated March 1, 2022 by and among U.S. Well Services, LLC,

U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC, and USWS Holdings LLC and

CLMG Corp., as Administrative Agent and Term Loan Collateral Agent, and THRC Holdings, LP

CONSEQUENTIAL DAMAGES IN CONNECTION WITH THEIR RESPECTIVE ACTIVITIES RELATED TO THIS JOINDER, THE OTHER LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED THEREBY, THE LOANS, OR OTHERWISE IN CONNECTION WITH THE FOREGOING; (B) WITHOUT LIMITING THE FOREGOING, NONE OF THE ADMINISTRATIVE AGENT, THE LENDERS OR ANY INDEMNIFIED PARTY SHALL BE SUBJECT TO ANY EQUITABLE REMEDY OR RELIEF, INCLUDING SPECIFIC PERFORMANCE OR INJUNCTION ARISING OUT OF OR RELATING TO THIS JOINDER, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED THEREBY; (C) NONE OF THE ADMINISTRATIVE AGENT, THE LENDERS OR ANY INDEMNIFIED PARTY SHALL HAVE ANY LIABILITY TO THE LOAN PARTIES, FOR DAMAGES OR OTHERWISE, ARISING OUT OF OR RELATING TO THIS JOINDER, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED THEREBY UNTIL THE EFFECTIVE DATE HAS OCCURRED; AND (D) IN NO EVENT SHALL LENDERS’ LIABILITY TO THE LOAN PARTIES EXCEED ACTUAL DIRECT DAMAGES INCURRED BY THE LOAN PARTIES OF UP TO $10,000,000 IN THE AGGREGATE.

SECTION 9. GOVERNING LAW.

THIS JOINDER AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS JOINDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 10. WAIVER OF JURY TRIAL.

EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS JOINDER, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION AND EXECUTED BY EACH OF THE PARTIES HERETO, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS JOINDER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Joinder to Senior Secured Term Loan Credit Agreement dated March 1, 2022 by and among U.S. Well Services, LLC,

U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC, and USWS Holdings LLC and

CLMG Corp., as Administrative Agent and Term Loan Collateral Agent, and THRC Holdings, LP

SECTION 11. COUNTERPARTS.

This Joinder may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart to this Joinder by electronic transmission in “.pdf” format shall be as effective as delivery of a manually signed original.

SECTION 12. MISCELLANEOUS.

This Joinder, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. Capitalized terms defined herein in the preliminary statements and/or recitals shall be incorporated as if set out in full in the operative provisions hereunder. Section 1.04 of the Credit Agreement is hereby incorporated herein as if set out in full hereunder, mutatis mutandis.

[Signature Pages Follow]

Joinder to Senior Secured Term Loan Credit Agreement dated March 1, 2022 by and among U.S. Well Services, LLC,

U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC, and USWS Holdings LLC and

CLMG Corp., as Administrative Agent and Term Loan Collateral Agent, and THRC Holdings, LP

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be duly executed by their respective authorized officers as of the day and year first written above.

U.S. WELL SERVICES, LLC, as Borrower

By:	/s/ Kyle O’Neill
Name: Kyle O’Neill
Title: Chief Financial Officer

U.S. WELL SERVICES, INC., as Parent

By:
Name: Kyle O’Neill
Title: Chief Financial Officer

USWS HOLDINGS LLC, as Holdings

By:	/s/ Kyle O’Neill
Name: Kyle O’Neill
Title: Chief Financial Officer

USWS FLEET 10, LLC, as Subsidiary Guarantor

By:	/s/ Kyle O’Neill
Name: Kyle O’Neill
Title: Chief Financial Officer

USWS FLEET 11, LLC, as Subsidiary Guarantor

By:	/s/ Kyle O’Neill
Name: Kyle O’Neill
Title: Chief Financial Officer

Joinder to Senior Secured Term Loan Credit Agreement dated March 1, 2022 by and among U.S. Well Services, LLC,

U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC, and USWS Holdings LLC and

CLMG Corp., as Administrative Agent and Term Loan Collateral Agent, and THRC Holdings, LP

THRC HOLDINGS, LP, as New Term Loan C Lender

By:	/s/ Matthew D. Wilks
Name: Matthew D. Wilks
Title: VP, Investment

	Term Loan A Commitment	Term Loan B Commitment	Term Loan C Commitment	Lending Office
THRC HOLDINGS, LP	$0	$0	$10,000,000.00	17018 Interstate Highway 20 Cisco, TX 76437

Joinder to Senior Secured Term Loan Credit Agreement dated March 1, 2022 by and among U.S. Well Services, LLC,

U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC, and USWS Holdings LLC and

CLMG Corp., as Administrative Agent and Term Loan Collateral Agent, and THRC Holdings, LP

/s/ David Matlin
David Matlin, as New Term Loan C Lender

	Term Loan A Commitment	Term Loan B Commitment	Term Loan C Commitment	Lending Office
David Matlin	$0	$0	$1,000,000.00	61 Cedar Point Lane Sag Harbor, New York, 11963

Joinder to Senior Secured Term Loan Credit Agreement dated March 1, 2022 by and among U.S. Well Services, LLC,

U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC, and USWS Holdings LLC and

CLMG Corp., as Administrative Agent and Term Loan Collateral Agent, and THRC Holdings, LP

/s/ Peter Schoels
Peter Schoels, as New Term Loan C Lender

	Term Loan A Commitment	Term Loan B Commitment	Term Loan C Commitment	Lending Office
Peter Schoels	$0	$0	$500,000.00	1025 Morse Blvd Singer Island, FL 33404

Joinder to Senior Secured Term Loan Credit Agreement dated March 1, 2022 by and among U.S. Well Services, LLC,

U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC, and USWS Holdings LLC and

CLMG Corp., as Administrative Agent and Term Loan Collateral Agent, and THRC Holdings, LP

CLMG CORP., as Administrative Agent

By:	/s/ James Erwin
Name:	James Erwin
Title:	President

CLMG CORP., as Collateral Agent

By:	/s/ James Erwin
Name:	James Erwin
Title:	President

Joinder to Senior Secured Term Loan Credit Agreement dated March 1, 2022 by and among U.S. Well Services, LLC,

U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC, and USWS Holdings LLC and

CLMG Corp., as Administrative Agent and Term Loan Collateral Agent, and THRC Holdings, LP